Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION  906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enzon Pharmaceuticals, Inc. (the Company) on Form 10-Q for the quarterly period ended September 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Andrew Rackear, Chief Executive Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 7, 2018	/s/ Andrew Rackear
Andrew Rackear
Chief Executive Officer and Secretary
(Principal Executive Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Enzon Pharmaceuticals, Inc. and will be furnished to the Securities Exchange Commission or its staff upon request.